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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) March 13, 2006


                                AEARO COMPANY I
             (Exact Name of Registrant as Specified in Its Charter)





          DELAWARE                    333-116676             13-3840456
(State or Other Jurisdiction         (Commission            (IRS Employer
     of Incorporation)               File Number)         Identification No.)


              5457 W. 79TH STREET
             INDIANAPOLIS, INDIANA                              46268
    (Address of Principal Executive Offices)                 (Zip Code)

                                 (317) 692-6666
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 13, 2006, Aearo Company I (the "Company") entered into a supplemental indenture dated as of March 13, 2006 (the "Supplemental Indenture") to the indenture dated as of April 7, 2004 (the "Indenture") relating to the Company's outstanding 8 1/4% Senior Subordinated Notes due 2012 (the "Notes"). The Supplemental Indenture was entered into in connection with the Company's previously announced tender offer and consent solicitation with respect to the Notes, which commenced February 24, 2006.

         The Supplemental Indenture amends the Indenture governing the Notes to, among other things, eliminate substantially all of the restrictive covenants contained in the Indenture and the Notes, as well as certain events of default provisions and certain defeasance provisions. The amendment to the Indenture will not become operative until a majority in aggregate principal amount of the outstanding Notes have been validly tendered and accepted for purchase pursuant to the terms of the tender offer and the consent solicitation.

         The foregoing summary is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.3.



ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         See description under Item 1.01, Entry into a Material Definitive Agreement, above regarding the execution on March 13, 2006 of the Supplemental Indenture relating to the Notes.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

4.3 Supplemental Indenture, dated as of March 13, 2006 among the Company, the Guarantors thereto and J.P. Morgan Trust Company, National Association, relating the Company's outstanding 8 1/4% Senior Subordinated Notes due 2012.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: March 13, 2006        AEARO COMPANY I

                             By:
                                    /s/ Jeffrey S. Kulka
                                    ---------------------------------------
                             Name:  Jeffrey S. Kulka
                             Title: Senior Vice President, Chief Financial
                                    Officer and Secretary